UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

Luminent Mortgage Trust 2006-1

(Exact name of the issuing entity)

Commission File Number of the issuing entity: 333-125963-24

CWMBS, Inc.

(Exact name of the depositor as specified in its charter)

Commission File Number of the depositor: 333-131662

Luminent Mortgage Capital, Inc.

(Exact name of the sponsor as specified in its charter)

DELAWARE	333-125963-24	95-4449516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05.                               Securities Act Updating Disclosure.

Description of the Mortgage Pool1

CWMBS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement, dated as of January 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Luminent Mortgage Capital, Inc., as sponsor, Maia Mortgage Finance Statutory Trust, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee, providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2006-1.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description
99.1	Characteristics of the Final Mortgage Loans in the Mortgage Pool as

of the Cut-off Date, relating to the Company’s Mortgage Pass-Through Certificates, Series 2006-1.

_________________________

1    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 25, 2006 and the Prospectus Supplement dated January 25, 2006 of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2006-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWMBS, INC.

By:	/s/ Ruben Avilez
Name:	Ruben Avilez
Title:	Vice President

Dated: March 13, 2006